UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 13, 2023

INTELLIGENT BIO SOLUTIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39825	82-1512711
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

142 West, 57th Street, 11th Floor

New York, NY 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 828-8258

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	INBS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 13, 2023, Intelligent Bio Solutions Inc. (the “Company”) held its annual meeting of stockholders at 3:30 p.m. Eastern Time (the “Annual Meeting”) in a virtual only format. The number of shares of common stock that voted on matters presented at the Annual Meeting was 3,052,019 shares, representing approximately 40.87% of the 7,466,772 shares common stock outstanding as of the October 20, 2023, the record date for the Annual Meeting (the “Record Date”).

Each director nominee was elected and each other matter submitted to a vote of the Company’s stockholders at the Annual Meeting, as described below, was approved by the requisite vote of the Company’s stockholders. The final voting results for each of the proposals submitted to a vote of the stockholders of the Company at the Annual Meeting are set forth below.

The proposals are described in detail in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 16, 2023 (the “Proxy Statement”) and are incorporated herein by reference.

Proposal 1. The election of five directors, each to serve until the next annual meeting of stockholders, or until each successor is duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Stephen Boyages	1,549,332	204,576	1,298,111
Lawrence Fisher	1,547,779	206,129	1,298,111
Jonathan Hurd	1,547,504	206,404	1,298,111
Jason Isenberg	1,547,783	206,125	1,298,111
Christopher Towers	1,547,443	206,465	1,298,111

Proposal 2. The approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split at a ratio not less than 1-for-2 and not greater than 1-for-12, with the exact ratio to be set within that range at the discretion of our Board of Directors without further approval or authorization of our stockholders (the “Reverse Stock Split Proposal”).

Votes For	Votes Against	Abstain	Broker Non-Votes
2,456,199	590,016	5,804	0

Proposal 3. The approval of the amendment of the Company’s 2019 Long Term Incentive Plan (the “2019 Plan”) to increase the number of shares of common stock authorized for issuance under the 2019 Plan by 1,475,000 shares and to increase the limit on the maximum number of shares underlying awards to any non-employee director in any year to 15,000 shares in any year (the “2019 Plan Amendment Proposal”).

Votes For	Votes Against	Abstain	Broker Non-Votes
1,515,129	235,051	3,728	1,298,111

Proposal 4. The authorization of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Reverse Stock Split Proposal.

Votes For	Votes Against	Abstain	Broker Non-Votes
2,444,327	595,117	12,575	0

Proposal 5. The authorization of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the 2019 Plan Amendment Proposal.

Votes For	Votes Against	Abstain	Broker Non-Votes
2,402,186	637,137	12,696	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

No.	Description

10.1	Intelligent Bio Solutions Inc. 2019 Long Term Incentive Plan (as amended December 13, 2023).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2023
INTELLIGENT BIO SOLUTIONS INC.

	By:	/s/ Spiro Sakiris
	Name:	Spiro Sakiris
	Title:	Chief Financial Officer